SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): February 10, 2004

                           PARAGON TECHNOLOGIES, INC.
                 (Exact name of issuer as specified in charter)




          DELAWARE                      1-15729                    22-1643428
(State or Other Jurisdiction          (Commission               (I.R.S. Employer
    of Incorporation or                   file                   Identification
       Organization)                     number)                     Number)


                                600 KUEBLER ROAD
                           EASTON, PENNSYLVANIA 18040
                    (Address of principal executive offices)

                                 (610) 252-3205
              (Registrant's telephone number, including area code)





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Item 5.  Other Events.


         In July 2003, a competitor filed an action against the Company in the United States District Court for the District of New Jersey alleging that certain of the Company's products infringed patents held by the competitor and also asserting claims for breach of contract, unjust enrichment, unfair competition, tortious interference with prospective economic advantage, and violation of New Jersey's consumer fraud act as a result of alleged improper use of the competitor's trade secrets, technology, and other proprietary information. Based on these allegations, the competitor was seeking monetary damages and injunctive relief against the Company.

         In September 2003, the Company filed an answer denying the material allegations of the complaint and asserting counterclaims against the competitor. Discovery has commenced and all fact discovery was scheduled to be completed by June 30, 2004. Management of the Company, supported by its legal counsel, believes the competitor's complaint was without merit and instructed counsel to defend the Company against all charges. During the third quarter of 2003, Paragon accrued an estimate of $1,020,000 for defense costs associated with the resolution of the action filed against the Company.

         On February 10, 2004, a settlement was reached between the Company and the competitor. This settlement is a compromise of disputed claims and should not be construed as an admission by any of the parties to this litigation of any wrongdoing. Under the settlement, the competitor dismissed the action and agreed that the Company's products involved in the litigation are immune from suit for infringement of any of the competitor's intellectual property rights. In exchange, Paragon agreed to dismiss its counterclaims and paid the competitor $1,125,000.

         As a result of the settlement, the Company recognized additional expense of $355,000 during the fourth quarter of 2003, thereby bringing the total costs associated with the litigation recognized during 2003, inclusive of settlement costs and legal costs, to $1,375,000.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits-
              99.1  News Release dated February 17, 2004


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                                   Signatures

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           PARAGON TECHNOLOGIES, INC.


Date: February 17, 2004                     By: /s/  Leonard S. Yurkovic
                                                --------------------------------
                                                     Leonard S. Yurkovic
                                                     President and CEO


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                           PARAGON TECHNOLOGIES, INC.
                                    FORM 8-K
                                  EXHIBIT INDEX


Exhibit No.


        99.1    News Release dated February 17, 2004